UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 30, 2006
               (Date of earliest event reported: August 25, 2006)

                           CYBER DEFENSE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                          FLORIDA 333-46224 55-0876130
           (State or other jurisdiction (Commission File (IRS Employer of incorporation) Number) Identification No.)


        10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
          (Address of principal executive offices, including zip code)

                                 (727) 577-0873
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                           FORWARD-LOOKING STATEMENTS

        Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing except as required by law.

Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On September 19, 2005, Cyber Defense Systems, Inc. (the "Company") acquired Techsphere Systems International, Inc. ("TSI"), which held the exclusive, worldwide license for the manufacture of its spherical airships with 21st Century Airships, Inc. ("21st Century"). On March 29, 2006, TSI, a wholly-owned subsidiary of the Company, entered into an amendment to the license agreement with 21st Century whereby TSI and 21st Century agreed upon a revised payment schedule (the "March Payment Schedule"). On August 24, 2006, two of the payments under the March Payment Schedule were in default. Accordingly, on August 24, 2006, the Company, TSI and 21st Century entered into another amendment to the license agreement executed August 25, 2006 pursuant to which the parties agreed upon another revised payment schedule (the "August Payment Schedule"). In addition, the parties agreed that all of the payments due prior to September 25, 2006 under the August Payment Schedule will not have any grace period in which to cure a default. In the event that TSI misses one of those payments and 21st Century deems such missed payment to be a default, 21st Century may terminate the license and, as a result, TSI may be unable to manufacture its spherical airship products, which could have a material adverse effect on the Company's operations.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(a) None.
(b) None.
(c) Exhibits:

Exhibit Number      Description

10.1            Revised Payment Schedule, dated August 25, 2006.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 30, 2006

                                       CYBER DEFENSE SYSTEMS, INC.

                                       By:    /s/ Billy Robinson
                                       Name:  Billy Robinson
                                       Title: Chief Executive Officer